UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 22, 2005


                              Riverview Bancorp, Inc.
            (Exact name of registrant as specified in its charter)

        Washington                  0-22957                  91-1838969
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

   900 Washington Street, Suite 900, Vancouver, Washington         98660
         (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number (including area code): (360) 693-6650


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events
----------------------

     On March 22, 2005, Riverview Bancorp, Inc. issued a press release announcing that it had received State of Oregon and Office of Thrift Supervision approvals for its acquisition of American Pacific Bank located in Portland, Oregon.

     For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)    Exhibits

     99.1   Press Release of Riverview Bancorp, Inc. dated March 22, 2005.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   RIVERVIEW BANCORP, INC.



DATE: March 22, 2005               By: /s/Ronald A. Wysaske
                                      -------------------------------------
                                      Ronald A. Wysaske
                                      President and Chief Operating Officer

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                                  Exhibit 99.1

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                        CORRECTING AND REPLACING
                        ------------------------
        RIVERVIEW BANCORP RECEIVES REGULATORY APPROVAL TO ACQUIRE
        ---------------------------------------------------------
                          AMERICAN PACIFIC BANK
                          ---------------------


Vancouver, WA - March 22, 2005 - In BW5186 issued March 22, 2005: First graph, first sentence should read: Riverview Bancorp, Inc. (Nasdaq: RVSB News), parent company of Riverview Community Bank, announced today that it has received Office of Thrift Supervision and State of Oregon approvals for its acquisition of American Pacific Bank, located in Portland, Oregon (instead of:
Riverview Bancorp, Inc. (Nasdaq:RVSB - News) parent company of Riverview Community Bank, announced today that it has received all regulatory approval for its acquisition of American Pacific Bank, located in Portland, Oregon.)
Also: see addition of paragraph no. 4 and additional CONTACT info.

The corrected release reads:

                    RIVERVIEW BANCORP RECEIVES REGULATORY
                    -------------------------------------
                  APPROVAL TO ACQUIRE AMERICAN PACIFIC BANK
                  -----------------------------------------

Riverview Bancorp, Inc. (Nasdaq: RVSB) parent company of Riverview Community Bank, announced today that it has received Office of Thrift Supervision and State of Oregon approvals for its acquisition of American Pacific Bank, located in Portland, Oregon. The merger is subject to the approval of the shareholders of American Pacific Bank at a special meeting of shareholders that will be held on April 21, 2005.

"We are very excited about the combination of our two companies as it enhances our commercial banking franchise and expands Riverview's footprint," said Pat Sheaffer, Chairman and CEO. "We have had success in Clark County and Southwest Washington, and look forward to bringing our community-oriented brand of banking across the Columbia River into Oregon."

Riverview Bancorp, Inc. (www.riverviewbank.com) is headquartered in Vancouver, Washington just north of Portland, Oregon on the I-5 corridor. With assets of $542 million as of December 31, 2004, it is the parent company of the 81 year-old Riverview Community Bank, as well as Riverview Mortgage and Riverview Asset Management Corp. There are 13 Southwest Washington branches, including nine in Clark County the second fastest growing county in the state, and one lending center. The bank offers true community banking services, focusing on providing the highest quality service and financial products to commercial and retail customers. The company recently announced the signing of a definitive merger agreement with American Pacific Bank (Nasdaq: AMPB), a Portland,
Oregon bank with assets of $122.6million as of December 31, 2004. American Pacific Bank began operations in 1979 and operates three offices in Portland, Gresham and Aumsville, Oregon. Pending shareholder approval and other closing conditions as provided in the merger agreement, Riverview Bancorp hopes to close the transaction within the second calendar quarter of 2005.

Additional Information About the Merger and Where to Find It

Shareholders of American Pacific Bank and other investors are urged to read the proxy statement/prospectus that will be mailed to each shareholder of American Pacific Bank as of March 21, 2005 and was included in the registration statement on Form S-4 that Riverview Bancorp filed with the Securities and Exchange Commission ("SEC") in connection with the proposed merger. The proxy statement/prospectus contains important information about Riverview Bancorp, American Pacific Bank, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors may obtain all documents filed with the SEC by Riverview Bancorp free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Riverview
Bancorp will be available free of charge from the Corporate Secretary of Riverview Bancorp at 900 Washington Street, Suite 900, Vancouver, Washington 98660, telephone (360) 693-6650. We urge investors to read the proxy statement/prospectus carefully before making a decision concerning the merger because it contains important information.

This news release contains certain forward-looking statements about the proposed merger of American Pacific Bank into Riverview Community Bank. These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Riverview Community Bank and American Pacific Bank, changes in asset quality, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Riverview Community Bank and American Pacific Bank are engaged, and changes in the securities markets. Additional factors that could cause actual results to differ materially are disclosed in Riverview Bancorp's recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contact:

Riverview Bancorp, Inc.
Patrick Sheaffer, 360/693-6650
Chairman and Chief Executive Officer
       or
American Pacific Bank
David Chen, 503/221-5801
President and Chief Executive Officer
       or
Riverview Bancorp, Inc.
Ron Wysaske, 360/693-6650
President


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